Exhibit(h)(17)

                            TRANSFER AGENCY AGREEMENT


                  EXHIBIT A as Amended through January 3, 2005


                       PARTIES TO THE FORM OF TRANSFER AGENCY AGREEMENT

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Scudder Advisor Funds (formerly, BT Investment Funds), and its series:
         Cash Management Fund Investment
         Tax Free Money Fund Investment
         NY Tax Free Money Fund Investment
         Treasury Money Fund Investment
         International Equity Fund - Class A, B and C and Investment Class
         Mid Cap Growth Fund (formerly, Mid Cap Fund) - Class A, B, C, and R, Investment Class and Institutional Class
         Lifecycle Mid Range Fund - Investment Class
         Lifecycle Short Range Fund - Investment Class
         Small Cap Growth Fund (formerly, Small Cap Fund) - Class A, B, C, S, R, and AARP, and Investment Class and
         Institutional Class
         PreservationPlus Income Fund--Class A and C, and Investment Class

Scudder Advisor Funds II (formerly, BT Advisor Funds), and its series:
         EAFE Equity Index Fund - Institutional Class (formerly, Premier Class) U.S. Bond Index Fund - Institutional Class (formerly, Premier Class)

Scudder Advisor Funds III (formerly, BT Pyramid Mutual Funds), and its series:
         Money Market Fund - Investment Class
         Lifecycle Long Range Fund (formerly, Asset Management Fund)- Institutional Class (formerly, Premier Class) and
         Investment Class
         PreservationPlus Fund - Investment Class and Institutional Class

Scudder Institutional Funds (formerly, BT Institutional Funds), and its series:
         Cash Management Fund - Institutional Class
         Cash Reserves Fund - Institutional Class
         Treasury Money Fund - Institutional Class
         International Equity Fund - Institutional Class
         Equity 500 Index Fund - Institutional Class (formerly, Premier Class)
         Equity 500 Index Fund - Investment Class
         Daily Assets Fund - Institutional Class
         Commodity Securities Fund - Class A, Class B, Class C, Class S and Institutional Class

Scudder Investment Portfolios (formerly, BT Investment Portfolios), and its series:
         U.S. Bond Index Portfolio
         EAFE(R) Equity Index Portfolio
         PreservationPlus Portfolio
         PreservationPlus Income Portfolio


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Scudder Cash Management Portfolio (formerly, Cash Management Portfolio)
Scudder Treasury Money Portfolio (formerly, Treasury Money Portfolio)
Scudder International Equity Portfolio (formerly, International Equity Portfolio) Scudder Equity 500 Index Portfolio (formerly, Equity 500 Index Portfolio)

Scudder MG Investments Trust (formerly, Morgan Grenfell Investment Trust), and its series:
         International Select Equity Fund - Class A, B, C, and R Premier Class,
         Investment Class, Institutional Class
         Emerging Markets Debt Fund - Institutional Class
         Fixed Income Fund - Class A, B, C and R, Investment Class, Institutional Class
         Municipal Bond Fund - Investment Class, Institutional Class
         Short Duration Fund (formerly, Short-Term Fixed Income Fund) - Class A, B, C and R and Institutional Class
         Short-Term Municipal Bond Fund - Class A, B and C, Investment Class, and Institutional Class
         High Income Plus Fund - Premier Class, Investment Class, Institutional Class
         Micro Cap Fund - Class A, B and C, Investment Class, Institutional Class
         Total Return Bond Fund

Scudder Investments VIT Funds (formerly, Deutsche Asset Management VIT Funds), and its series:
         Equity 500 Index Fund - Class A and B
         EAFE Equity Index Fund - Class A and B
         Small Cap Index Fund - Class A and B
         Real Estate Securities Portfolio--Class A and B

Cash Reserve Fund, Inc. (formerly, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.), and its series:
         Prime Series - Class A, B and C, Quality Class, Prime Shares and Institutional Prime Shares
         Treasury Series - Treasury Shares and Institutional Treasury Shares
         Tax-Free Series - Tax-Free Shares and Institutional Tax-Free Shares

Scudder Flag Investors Communications Fund, Inc. (formerly, Flag Investors Communications Fund, Inc.) - Class A, B and C,
Institutional Class
Scudder Flag Investors Value Builder Fund, Inc. (formerly, Flag Investors Value Builder Fund, Inc.) - Class A, B and C,
Institutional Class
Scudder Flag Investors Equity Partners Fund, Inc. (formerly, Flag Investors Equity Partners Fund, Inc.) - Class A, B and C,
Institutional Class

Scudder RREEF Real Estate Fund, Inc. (closed-end fund) - Common and Preferred Shares
Scudder RREEF Real Estate Fund II, Inc. (closed-end fund) - Common and Preferred Shares
Scudder RREEF Securities Trust (formerly, RREEF Securities Trust), and its series:
         RREEF Real Estate Securities Fund - Class A, B, C and R, Institutional Class
Scudder Investors Funds, Inc. (formerly, Deutsche Investors Funds, Inc.), and its series:


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         Japanese Equity Fund - Class A, B, C and S
         Global Biotechnology Fund - Class A, B and C

Scudder Investments Service Company

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